RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED AUGUST 11, 2015

TO THE

SUMMARY PROSPECTUS

DATED AUGUST 5, 2015

RX TACTICAL ROTATION FUND (formerly the Rx MAR Tactical Conservative Fund) (TICKERS: RXTIX, RXTAX, RXTCX)

(the “Fund”)

This supplement to the Summary Prospectus dated August 5, 2015 updates certain information with respect to Institutional Class shares and Class C shares of the Rx Tactical Rotation Fund.

Effective August 13, 2015, the tickers for the Institutional Class shares and Class C shares of the Fund will be changed as noted below:

Fund Name and Class	Current Ticker	New Ticker
Rx Tactical Rotation Fund
Institutional Class	RXTIX	FMARX
Class C	RXTCX	FMLAX

The tickers for Class A shares of the Fund will not change and the CUSIP identifiers for all classes of the Fund will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE